                                                                    EXHIBIT 10.4




                  PREFERRED AND COMMON STOCK PURCHASE AGREEMENT

                              ARRAY BIOPHARMA INC.

















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                                              TABLE OF CONTENTS                          PAGE
RECITALS ..................................................................................1

SECTION 1.    PURCHASE AND SALE............................................................1
        1.1   Authorization of Shares......................................................1
        1.2   Sale and Purchase............................................................2

SECTION 2.    CLOSING......................................................................2
        2.1   First Closing................................................................2
        2.2   Final Closing................................................................2

SECTION 3.    REPRESENTATIONS AND WARRANTIES OF THE COMPANY................................3
        3.1   Organization, Good Standing and Qualification................................3
        3.2   Capitalization...............................................................3
        3.3   Authorization................................................................4
        3.4   Financial Statements.........................................................4
        3.5   Liabilities..................................................................4
        3.8   Obligations to Related Parties...............................................6
        3.9   Assets.......................................................................7
        3.10  Intellectual Property........................................................7
        3.11  Compliance with Other Instruments............................................8
        3.12  Litigation...................................................................8
        3.13  Taxes........................................................................8
        3.14  Employees and Consultants....................................................8
        3.15  Employee Benefits Matters....................................................9
        3.16  Registration Rights..........................................................9
        3.17  Governmental Approvals/Third Party Consents..................................9
        3.18  Compliance with Laws.........................................................9
        3.19  Environmental Matters.......................................................10
        3.20  Offering Valid..............................................................10
        3.21  Accuracy of Information Furnished...........................................10
        3.22  Insurance...................................................................10
        3.23  Investment Company Act......................................................10

SECTION 4.    REPRESENTATIONS AND WARRANTIES OF PURCHASERS................................10
        4.1.  Requisite Power and Authority...............................................10
        4.2.  Investment Representations..................................................11
              (a)      Purchaser Bears Economic Risk......................................11
              (b)      Acquisition for Own Account........................................11
              (c)      Purchaser Can Protect Its Interest.................................11
              (d)      Accredited Investor................................................11
              (e)      Company Information................................................11


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                                              TABLE OF CONTENTS                         PAGE
              (f)      Rule 144..........................................................11
              (g)      Residence.........................................................12
        4.3   Restrictive Legends........................................................12

SECTION 5.    REPRESENTATIONS AND WARRANTIES OF FOUNDERS.................................12
        5.1.  Requisite Power and Authority..............................................13
        5.2.  Investment Representations.................................................13
              (a)      Founder Bears Economic Risk.......................................13
              (b)      Acquisition for Own Account.......................................13
              (c)      Rule 144..........................................................13
              (d)      Residence.........................................................13
        5.3   Restrictive Legends........................................................13

SECTION 6.    CONDITIONS TO CLOSING......................................................14
        6.1   Conditions to Purchasers' Obligations at the First Closing.................14
              (a)      Representations and Warranties True; Performance of Obligations...14
              (b)      Legal Investment..................................................14
              (c)      Consents, Permits, and Waivers....................................14
              (d)      Filing of Amended Certificate.....................................15
              (e)      Corporate Documents...............................................15
              (f)      Reservation of Conversion Shares..................................15
              (g)      ..................................................................15
              (h)      Investor Rights Agreement.........................................15
              (i)      Shareholders Agreement............................................15
              (j)      Legal Opinion. ...................................................15
              (k)      Proceedings and Documents.........................................16
              (l)      Other Employees...................................................16
        6.2   Conditions to Obligations of the Company at First Closing..................16
              (a)      Representations and Warranties True...............................16
              (b)      Performance of Obligations........................................16
              (c)      Filing of Amended Certificate.....................................16
              (d)      Investor Rights Agreement. .......................................16
              (e)      Shareholders Agreement............................................16
              (f)      Consents, Permits, and Waivers....................................16
              (g)      Minimum Investment................................................17
        6.3   Conditions to Purchasers' Obligations at the Final Closing.................17
              (a)      Board Approval....................................................17
              (b)      Legal Investment..................................................17
              (c)      Consents, Permits, and Waivers....................................17
              (d)      Corporate Documents...............................................17
              (e)      Certificates......................................................17
              (f)      Legal Opinion.....................................................17


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
              (g)      Proceedings and Documents.........................................18
        6.4   Conditions to Obligations of the Company at Final Closing..................18
              (a)      Representations and Warranties True...............................18
              (b)      Performance of Obligations........................................18
              (c)      Investor Rights Agreement.........................................18
              (d)      Shareholders Agreement............................................18
              (e)      Consents, Permits, and Waivers....................................18
              (f)      Minimum Investment................................................18

SECTION 7.    COVENANTS OF THE COMPANY FOR THE PERIOD FOLLOWING CLOSING..................18
        7.1   Use of Proceeds............................................................19
        7.2   Maintenance of Corporate Status............................................19
        7.3   Compliance with Governing Documents........................................19
        7.4   Compliance with Laws, Licenses and Permits; No Infringement................19
        7.5   Discharge of Obligations...................................................19
        7.6   Maintenance of Properties..................................................19
        7.7   Maintenance of Proprietary Information.....................................19
        7.8   Significant Transactions...................................................20
        7.9   Compensation of Directors..................................................20
        7.10  Books and Records..........................................................20

SECTION 8.    MISCELLANEOUS..............................................................20
        8.1   Governing Law..............................................................20
        8.2   Survival...................................................................20
        8.3   Successors and Assigns.....................................................21
        8.4   Entire Agreement...........................................................21
        8.5   Severability...............................................................21
        8.6   Amendment and Waiver.......................................................21
        8.7   Delays or Omissions........................................................21
        8.8   Notices....................................................................21
        8.9   Expenses...................................................................22
        8.10  Indemnification by the Company.............................................22
        8.11  Indemnification by the Purchasers..........................................22
        8.12  Titles and Subtitles.......................................................22
        8.13  Counterparts...............................................................22
        8.14  Broker's Fees..............................................................22
        8.15  Arbitration................................................................23
        8.16  Exculpation Among Purchasers...............................................23
        8.17  Pronouns...................................................................23



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                                TABLE OF EXHIBITS


Exhibit A - Certificate of Amendment to the Certificate of Incorporation Exhibit B - Schedule of Purchasers
Exhibit C - Promissory Note and Pledge Agreement
Exhibit D - Disclosure Schedule
Exhibit E - Investor Rights Agreement
Exhibit F - Shareholders Agreement
Exhibit G - Capitalization Table
Exhibit H - First Closing Opinion
Exhibit I - Final Closing Opinion
Exhibit J - Confidentiality Agreement
Exhibit K - Noncompete Agreement

                           PREFERRED AND COMMON STOCK
                               PURCHASE AGREEMENT

         This Preferred And Common Stock Purchase Agreement (the "Agreement") is made and entered into as of the 18th day of May 1998, by and among ARRAY BIOPHARMA INC., a Delaware corporation (the "Company"), FALCON TECHNOLOGY PARTNERS, L.P., a Delaware limited partnership ("Falcon"), BOULDER VENTURES II, L.P. and BOULDER VENTURES II (ANNEX), L.P., both Delaware limited partnerships (collectively "BV") , THE CARUTHERS FAMILY, L.L.C. ("Caruthers") (Falcon, BV and Caruthers are hereafter each referred to as a "Purchaser" and together as "Purchasers"), those Additional Purchasers, as defined below, identified on the signature pages hereto, and David Snitman, Ph.D., Kevin Koch, Ph.D., Anthony D. Piscopio, Ph.D. and K. C. Nicolaou, Ph.D. (hereafter each referred to as a "Founder" and together as "Founders.")

                                    RECITALS

         A. The Company has authorized the issuance and sale of a total of 4,500,000 shares (the "Preferred Shares") of Series A Preferred Stock of the Company, par value $0.001 per share, and the issuance and sale of a total of 2,912,367 shares (the "Common Shares") of Common Stock of the Company, par value $0.001 per share, (collectively, the Preferred Shares and the Common Shares are referred to as the "Shares").

         B. The Company desires to sell the Shares to Purchasers and Founders, and Purchasers and Founders desire to purchase the Shares, pursuant to the terms and conditions contained herein.

                                    AGREEMENT

         NOW THEREFORE, in consideration of the mutual covenants, agreements, conditions, representations, and warranties contained in this Agreement, the Company, Purchasers and Founders hereby each agree as follows:

SECTION 1. PURCHASE AND SALE.

         1.1 AUTHORIZATION OF SHARES. On or prior to the First Closing (as defined in Section 2.1 below), the Company shall have authorized (i) the sale and issuance to Purchasers of the Preferred Shares; (ii) the sale and issuance to the Purchasers and the Founders of the Common Shares and (iii) such shares of Common Stock issuable upon conversion of the Preferred Shares (the "Conversion Shares"). The Preferred Shares, Common Shares and the Conversion Shares shall have the rights, preferences, privileges and restrictions set forth in the Certificate of Amendment to the Certificate of Incorporation of the Company, in the form attached hereto as Exhibit A (the "Amended Certificate").

         1.2 SALE AND PURCHASE. Subject to the terms and conditions hereof, at the Closings (as described in Section 2 hereof) the Company hereby agrees to issue and sell to each Purchaser and Founder, severally and not jointly, and each Purchaser and Founder agrees to purchase from the Company, severally and not jointly, the number of Preferred Shares and Common Shares set forth opposite such Purchaser's and Founder's name on Exhibit B hereto, at the purchase price of $1.00 per share for the Preferred Shares, and $0.235 per share for the Common Shares.

SECTION 2. CLOSING.

         2.1 FIRST CLOSING. The initial closing of the sale and purchase of the Shares under this Agreement (the "First Closing") shall take place at 11 a.m. on the date hereof, at the offices of Holme Roberts & Owen, LLP, 1401 Pearl Street, Suite 400, Boulder Colorado 80302, or at such other time or place as the Company, Founders and Purchasers may mutually agree (such date is hereinafter referred to as the "First Closing Date"). At the First Closing, subject to the terms and conditions hereof, the Company will deliver to the Purchasers and Founders certificates representing the number of Shares to be purchased at the First Closing by each Purchaser and Founder as set forth opposite such Purchaser's and Founder's name on Exhibit B under the heading First Closing, against payment of the purchase price therefor by check or wire transfer made payable to the order of the Company; provided, that the Founders may finance up to $350,000 of the purchase price of the Shares they purchase at the First Closing pursuant to a Promissory Note and Pledge Agreement in substantially the form attached hereto as Exhibit C. The Purchasers shall purchase at least 2,250,000 Preferred Shares and 318,750 Common Shares at the First Closing, and the Founders shall purchase at least 2,593,617 Common Shares at the First Closing.

         2.2 FINAL CLOSING. The final closing of the sale and purchase of the Shares under this Agreement (the "Final Closing") shall take place at 11:00 a.m. on September 15, 1998 at the same location as the First Closing, or at such other time or place as the Company, Founders and Purchasers may mutually agree (such date is hereinafter referred to as the "Final Closing Date"). At the Final Closing, subject to the terms and conditions hereof, the Company will deliver to the Purchasers, and to such additional persons (the "Additional Purchasers") as may be acceptable to the Board of Directors of the Company, certificates representing the number of Shares to be purchased at the Final Closing by each Purchaser, and each Additional Purchaser as set forth opposite such persons name on Exhibit B under the heading Final Closing, against payment of the purchase price therefor by check or wire transfer made payable to the order of the Company. At the Final Closing, each Additional Purchaser shall execute (i) a signature page hereto whereupon such Additional Purchaser shall become a "Purchaser" hereunder; (ii) a signature page to the Investor Rights Agreement (as defined herein) and (iii) a signature page to the Shareholders Agreement (as defined herein); and the Company shall cause Exhibit B to be amended to reflect the purchase made by each Additional Purchaser at the Final Closing. The Purchasers, by themselves or with the Additional Purchasers, may purchase at least 2,250,000 Preferred Shares at the Final Closing.

SECTION 3 REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

         Except as set forth on the Disclosure Schedule attached hereto as Exhibit D, the Company hereby represents and warrants to each Purchaser and Founder that is purchasing the Shares as follows:

         3.1 ORGANIZATION, GOOD STANDING AND QUALIFICATION. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. The Company has all requisite corporate power and authority to own and operate its properties and assets, to execute and deliver this Agreement, the Investor Rights Agreement in the form attached hereto as Exhibit E (the "Investor Rights Agreement") and the Shareholders Agreement attached hereto as Exhibit F (the "Shareholders Agreement") (collectively with this Agreement and the Amended Certificate, the "Financing Documents"), to issue and sell the Shares and to carry out the provisions of the Financing Documents, and to carry on its business as presently conducted and as presently proposed to be conducted. The Company is duly qualified and is authorized to do business and is in good standing in each jurisdiction in which the nature of its activities and of its properties (both owned and leased) makes such qualification necessary, except for those jurisdictions in which failure to do so would not have a material adverse effect on the Company or its business. The Company does not own, directly or indirectly, equity securities of any other corporation, limited partnership, limited liability company or other similar entity. The Company is not a participant in any joint venture, partnership or similar arrangement.

         3.2 CAPITALIZATION. The authorized capital stock of the Company, immediately prior to the First Closing, will consist of (a) 9,100,000 shares of Common Stock, 1,000 shares of which are issued and outstanding, 1,107,500 shares of which are reserved for future issuance to key employees and consultants pursuant to the Company's proposed option plan, and 4,500,000 shares of which are reserved for issuance upon conversion of the Series A Preferred Stock, and
(b) 4,500,000 shares of Preferred Stock, all of which are designated Series A Preferred Stock. All issued and outstanding shares of the Company's Common Stock
(i) have been duly authorized and validly issued, (ii) are fully paid and nonassessable, and (iii) were issued in compliance with all applicable state and federal laws concerning the issuance of securities. The rights, preferences, privileges and restrictions of the Shares are as stated in the Amended Certificate. The Conversion Shares have been duly and validly reserved for issuance. Except as may be granted pursuant to the Financing Documents, there are no outstanding options, warrants, rights (including conversion or preemptive rights and rights of first refusal), proxy or shareholders agreements, or agreements of any kind for the purchase or acquisition from the Company of any of its securities. When issued in compliance with the provisions of this Agreement and the Amended Certificate, the Shares and the Conversion Shares will be validly issued, fully paid and nonassessable, and will be free of any liens or encumbrances; provided, however, that the Shares and the Conversion Shares may be subject to restrictions on transfer under state and/or federal securities laws. A schedule describing the anticipated capitalization of the Company as of the First and Final Closings is attached as Exhibit G hereto.

         3.3 AUTHORIZATION. All corporate action on the part of the Company, its officers, directors and stockholders necessary for the authorization of this Agreement and the Financing Documents, the performance of all obligations of the Company hereunder and thereunder at the Closings and the authorization, sale, issuance and delivery of the Shares pursuant hereto and the Conversion Shares pursuant to the Amended Certificate has been taken or will be taken prior to the First Closing. The Agreement and the Financing Documents, when executed and delivered, will be valid and binding obligations of the Company enforceable against the Company in accordance with their terms, except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application affecting enforcement of creditors' rights; (ii) general principles of equity that restrict the availability of equitable remedies; and
(iii) to the extent that the enforceability of the indemnification provisions in the Investor Rights Agreement may be limited by applicable laws. The sale of the Shares and the subsequent conversion of the Shares into Conversion Shares are not and will not be subject to any preemptive rights or rights of first refusal that have not been properly waived or complied with.

         3.4 FINANCIAL STATEMENTS. The Company's unaudited consolidated balance sheet (the "Latest Balance Sheet") as of 15 days prior to the First and Final Closing (each, a "Balance Sheet Date"), and unaudited consolidated statements of operations of the Company for the period from May 1, 1998 through the Balance Sheet Date, delivered to the Purchasers in connection with the investment contemplated hereby (the "Financial Statements"), fairly present in all material respects the financial position and the results of operations of the Company for the period covered thereby.

         3.5 LIABILITIES. The Company has no material liabilities and, to the best of its knowledge, the Company knows of no material contingent liabilities not disclosed in the Latest Balance Sheet, except current liabilities incurred in the ordinary course of business subsequent to the Balance Sheet Date which have not been, either in any individual case or in the aggregate, materially adverse.

         3.6 CHANGES. Since the Balance Sheet Date, and excluding the transactions contemplated by the Financing Documents, there has not been:

                           (a) Any change in the assets, liabilities, financial
condition or operations of the Company or any Subsidiary from that reflected in the Financial Statements, other than changes in the ordinary course of business, none of which individually or in the aggregate has had or is expected to have a material adverse effect on such assets, liabilities, financial condition or operations of the Company.

                           (b) Any resignation or termination of any key
officers of the Company; and the Company, to the best of its knowledge, does not know of the impending resignation or termination of employment of any such officer;


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



                           (c) Any material change, except in the ordinary
course of business, in the contingent obligations of the Company by way of guaranty, endorsement, indemnity, warranty or otherwise;

                           (d) Any damage, destruction or loss, whether or not
covered by insurance, materially and adversely affecting the properties, business or prospects or financial condition of the Company;

                           (e) Any waiver by the Company of a valuable right or
of a material debt owed to it;

                           (f) Any direct or indirect loans made by the Company
to any stockholder, employee, officer or director of the Company, other than advances made in the ordinary course of business;

                           (g) Any material change in any compensation
arrangement or agreement with any employee, officer, director or stockholder of the Company;

                           (h) Any declaration or payment of any dividend or
other distribution of the assets of the Company;

                           (i) Any labor organization activity;

                           (j) Any debt, obligation or liability incurred,
assumed or guaranteed by the Company, except those for immaterial amounts and for current liabilities incurred in the ordinary course of business;

                           (k) Any sale, assignment or transfer of any patents,
trademarks, copyrights, trade secrets or other intangible assets of the Company;

                           (l) Any change in any material agreement to which the
Company is a party or by which it is bound which materially and adversely affects the business, assets, liabilities, financial condition, operations or prospects of the Company, including compensation agreements with the Company's employees; or

                           (m) Any other event or condition of any character
that, either individually or cumulatively, has materially and adversely affected the business, assets, liabilities, financial condition, operations or prospects of the Company.

         3.7 MATERIAL CONTRACTS.

                  (a) Except as set forth on Item 3.7 of the Disclosure Schedule, the Company has no, and is not bound by, any contract, agreement, lease, commitment, or proposed transaction, judgment, order, writ or decree, written or oral, absolute or contingent, other than (i) contracts for the purchase of supplies and services that were entered into in the ordinary course of business and that do not involve more than $10,000, and do not extend for more than one year beyond the date hereof; (ii) sales contracts entered into in the ordinary course of business; and (iii) contracts terminable at will by the Company on no more than 30 days' notice without cost or liability to the Company and that do not involve any employment or consulting arrangement and are not material to the conduct of the Company's business. For the purpose of this paragraph, employment and consulting contracts and contracts with labor unions, and license agreements and any other agreements relating to the Company's acquisition or disposition of patent, copyright, trade secret or other proprietary rights or technology (other than standard end-user license agreements) shall not be considered to be contracts entered into in the ordinary course of business. Every contract disclosed on Item 3.7 of the Disclosure Schedule (collectively, the "Material Contracts") is a legal, valid and binding obligation, enforceable in accordance with its terms with respect to the Company and any other parties bound thereby, and true and complete copies of all Material Contracts have been provided to Purchasers. The Company has not been given notice that any other party is currently in breach of any of the terms of any Material Contract. There is no default or event that, with notice or lapse of time, or both, would conflict with or constitute a breach of any Material Contract or would result in the creation or imposition of any lien or encumbrance on the Company, or any of the Company's property. The Company has not received notice that any party to any Material Contract intends to cancel, amend or terminate any such agreement.

               (b) The Company has not engaged in the past three months in any discussion (i) with any representative of any corporation or corporations regarding the consolidation or merger of the Company with or into any such corporation or corporations; (ii) with any corporation, partnership, association or other business entity or any individual regarding the sale, conveyance or disposition of all or substantially all of the assets of the Company, or a transaction or series of related transactions in which more than 50% of the voting power of the Company is or was to be disposed; or (iii) regarding any other form of acquisition, liquidation, dissolution or winding up of the Company.

         3.8 OBLIGATIONS TO RELATED PARTIES. There are no obligations of the Company to officers, directors, stockholders, or employees of the Company other than (i) for payment of salary for services rendered since the commencement of the Company's most recent payroll period; (ii) reimbursement for reasonable expenses incurred on behalf of the Company; and (iii) for other standard employee benefits made generally available to all employees (including stock option agreements outstanding under any stock option plan approved by the Board of Directors of the Company). Except as disclosed on the Disclosure Schedule hereto, none of the officers, directors or stockholders of the Company, or any members of their immediate families, are indebted to the Company or have any direct or indirect ownership interest in any firm or corporation with which the Company is affiliated or with which the Company has a business relationship, or any firm or corporation which competes with the Company, except that officers, directors and/or stockholders of the Company may own stock in publicly traded companies which may compete with the Company. No officer, director or stockholder, or any member of their immediate families, is, directly or indirectly, interested in any material contract with the Company (other than such contracts as relate to any such person's ownership of capital stock or other securities of the Company). Except as may be disclosed in the Financial Statements, the Company is not a guarantor or indemnitor of any indebtedness of any other person, firm or corporation.

         3.9 ASSETS. The Company has good and, with respect to real property, marketable, title to all of its real and personal property, including all assets reflected on the balance sheets included in the Financial Statements or acquired by the Company since the Balance Sheet Date, all of which are in good operating condition and free and clear of material restrictions on or conditions to transfer or assignment, and free and clear of all liens, claims, mortgages, pledges, charges, equities, easements, rights of way, covenants, conditions, security interests, encumbrances, or restrictions, except for liens for current taxes or materialmen not yet due and payable or being contested in good faith. Set forth on Item 3.9 of the Disclosure Schedule is a correct and complete list of all real property owned by the Company, and a list (including the amount of annual rents called for and a summary description of the leased property) of all leases under which the Company is a lessee. The properties and leases listed on
Item 3.9 of the Disclosure Schedule are sufficient for the conduct of the Company's business as now being and presently planned to be conducted. The Company holds a valid leasehold interest in all leases listed on Item 3.9 of the Disclosure Schedule, free of any liens, claims, or encumbrances granted by the Company, except for those described in the first sentence of this Section 3.9, and is not in default under any such lease. The Company enjoys peaceful and undisturbed possession of all premises owned by them, or leased to them from others, and does not occupy any real property in material violation of any law, regulations, or decree.

         3.10 INTELLECTUAL PROPERTY.

                  (a) The Company owns or possesses sufficient legal rights to all patents, trademarks, service marks, trade names, copyrights, trade secrets, information and other proprietary rights and processes necessary for its business as now conducted and as proposed to be conducted, without any known infringement of the rights of others. There are no outstanding options, licenses or agreements of any kind relating to the foregoing, nor is the Company bound by or a party to any options, licenses or agreements of any kind with respect to the patents, trademarks, service marks, trade names, copyrights, trade secrets, licenses, information and other proprietary rights and processes of any other person or entity other than such licenses or agreements arising from the purchase of "off the shelf" or standard products. The Company has received no communication alleging that the Company has violated or, by conducting its business as proposed, would violate any of the patents, trademarks, service marks, trade names, copyrights or trade secrets or other proprietary rights of any other person or entity. The Company is not aware that any of its employees is obligated under any contract (including licenses, covenants or commitments of any nature) or other agreement, or subject to any judgment, decree or order of any court or administrative agency, that would interfere with their duties to the Company or that would conflict with the Company's business as proposed to be conducted. Neither the execution nor delivery of this Agreement, nor the carrying on of the Company's business by the employees of the Company, nor the conduct of the Company's business as proposed, will, to the Company's knowledge, conflict with or result in a breach of the terms, conditions or provisions of, or constitute a default under, any contract, covenant or instrument under which any employee is now obligated.

                  (b) The Company will not use, nor does the conduct of the Company's business as proposed require the use of, any proprietary intellectual property or information of Amgen, Inc.

         3.11 COMPLIANCE WITH OTHER INSTRUMENTS. The Company is not in violation or default of any term of its Amended Certificate or Bylaws, or of any provision of any mortgage, indenture, contract, agreement, instrument or contract to which it is party or by which it is bound or of any judgment, decree, order, writ or, to its knowledge, any statute, rule or regulation applicable to the Company which would materially and adversely affect the business, assets, liabilities, financial condition, operations or prospects of the Company. The execution, delivery, and performance of and compliance with this Agreement, and the Financing Documents, and the issuance and sale of the Shares pursuant hereto and of the Conversion Shares pursuant to the Amended Certificate, will not, with or without the passage of time or giving of notice, result in any such material violation, or be in conflict with or constitute a default under any such term, or result in the creation of any mortgage, pledge, lien, encumbrance or charge upon any of the properties or assets of the Company or the suspension, revocation, impairment, forfeiture or nonrenewal of any permit license, authorization or approval applicable to the Company, their business or operations or any of their assets or properties.

         3.12 LITIGATION. There are no actions, suits, or legal, administrative, or other proceedings or investigations pending or, to the best of the Company's knowledge, threatened before any court, agency, or other tribunal to which the Company is a party or against or affecting any of the property, assets, businesses, or financial condition of the Company. The Company is not in default with respect to any order, writ, injunction, or decree of any federal, state, local or foreign court, department, agency, or instrumentality to which it is a party.

         3.13 TAXES. The Company has timely filed all federal, state, county, local and foreign tax returns and reports within the times and in the manner prescribed by law and has paid (or made adequate provision in the Financial Statements for) all taxes shown due on such returns, as well as all other assessments and penalties which have become due and payable. The Company's federal income and other tax returns have not been audited by the Internal Revenue Service or any other taxing authority and no notice of audit has been received. The Company has received no notice of any disputes, deficiency assessments, or proposed adjustments to taxes payable by the Company.

         3.14 EMPLOYEES AND CONSULTANTS. Except as set forth on Item 3.14 of the Disclosure Schedule, the Company has not entered into any arrangement with any present or former employee that will result in any obligation of the Company to make any payment to such employee upon termination. True and complete copies of all written employment agreements with the key executive officers of the Company listed on Item 3.14 of the Disclosure Schedule have been delivered to Purchasers prior to the Closing Date. To the Company's knowledge, no employee of or consultant to the Company is in material violation of any term of any employment contract or any other contract or agreement relating to the relationship of any such employee or consultant with the Company. The Company has not received notice that any executive officer intends to terminate his employment with the Company, nor does the Company have any present intention to terminate the employment of any executive officer. To the Company's knowledge, none of its employees are obligated under any contract (including licenses, covenants, or commitments of any nature) or other agreement, or subject to any judgment, decree, or order of any court or administrative agency, that would interfere with the use of his/her reasonable diligence to promote the interests of the Company or that would conflict with the Company's business as proposed to be conducted. Neither the execution nor delivery of this Agreement, nor the carrying on of the Company's business by the employees of the Company, nor the conduct of the Company's business as proposed, will, to the Company's knowledge, conflict with or result in a breach of the terms, conditions or provisions of, or constitute a default under, any contract, covenant, or instrument under which any of such employees is obligated, which conflict, breach, or default would be materially adverse to the Company.

         3.15 EMPLOYEE BENEFITS MATTERS. The Company does not maintain or contribute to any plan or arrangement that constitutes an "employee pension benefit plan" as defined in Section 3(2) of ERISA, and is not obligated to contribute to or accrue or pay benefits under any deferred compensation or retirement funding arrangement.

         3.16 REGISTRATION RIGHTS. Except as required pursuant to the Investor Rights Agreement, the Company is presently not under any obligation, and has not granted any rights, to register any of the Company's presently outstanding securities or any of its securities that may hereafter be issued.

         3.17 GOVERNMENTAL APPROVALS/THIRD PARTY CONSENTS. All consents, approvals, or authorizations of, or registrations, qualifications, designations, declarations, or filings with any federal or state governmental authority, and all consents, approvals or authorizations of any third party required in connection with the execution of the Financing Documents and the performance of the transactions contemplated hereby (including the issuance and sale of the Shares) have been obtained by the Company. The Company has, or has rights to acquire, all licenses, permits, and other similar authority necessary for the conduct of its business as now being conducted by it and as planned to be conducted, the lack of which could materially and adversely affect the operations or condition, financial or otherwise, of the Company, and it is not in default in any material respect under any of such licenses, permits or other similar authority.

         3.18 COMPLIANCE WITH LAWS. (a) The Company has complied with and is in compliance in all material respects with all foreign, federal, state and local statutes, laws, ordinances, regulations, rules, judgments, orders and decrees applicable to it and its assets, business and operations, and (b) the Company has received no written notice of any claim of default under or violation of any statute, law, ordinance, regulation, rule, judgment, order or decree except for any such noncompliance or claim of default or violation, if any, which in the aggregate do not and will not have a material adverse effect the property, operations, financial condition or prospects of the Company.

         3.19 ENVIRONMENTAL MATTERS. The Company is in compliance in all material respects with all environmental and occupational health and safety laws and, to its knowledge, no material expenditures are or will be required in order to comply with any such laws.

         3.20 OFFERING VALID. Assuming the accuracy of the representations and warranties of the Purchasers contained in Section 4 hereof, the offer, sale and issuance of the Shares and the Conversion Shares will be exempt from the registration requirements of the Securities Act of 1933, as amended (the "Securities Act") and will have been registered or qualified (or are exempt from registration and qualification) under the registration, permit or qualification requirements of all applicable state securities laws.

         3.21 ACCURACY OF INFORMATION FURNISHED. The Financing Documents, as well as any exhibit, certificate, written statement, material or information furnished by or on behalf of the Company pursuant thereto or in connection with the transactions contemplated thereby to the Purchasers, do not contain any untrue statement of a material fact or omit to state any material fact that is necessary to make the statements contained herein or therein not misleading.

         3.22 INSURANCE. The Company has or will obtain promptly following the First Closing fire and casualty insurance policies with coverage customary for companies similarly situated to the Company.

         3.23 INVESTMENT COMPANY ACT. The Company is not an "investment company," or a company "controlled" by an "investment company," within the meaning of the Investment Company Act of 1940, as amended.

SECTION 4. REPRESENTATIONS AND WARRANTIES OF PURCHASERS.

         Each Purchaser makes the following representations and warranties to the Company as to itself that:

         4.1. REQUISITE POWER AND AUTHORITY. Purchaser is a corporation, limited liability company, or limited partnership duly organized, validly existing and in good standing under the laws of the jurisdiction of its formation, and has all requisite partnership or corporate power and authority to own its assets and operate its business. Purchaser has all necessary corporate or partnership power and authority under all applicable provisions of law to execute and deliver this Agreement and the Financing Documents and to carry out their provisions. All action on Purchaser's part required for the lawful execution and delivery of this Agreement and the Financing Documents have been or will be effectively taken prior to each Closing Date. Upon their execution and delivery, this Agreement and the Financing Documents will be valid and binding obligations of Purchaser, enforceable in accordance with their terms, except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application affecting enforcement of creditors' rights; (ii) general principles of equity that restrict the availability of equitable remedies; and (iii) to the extent that the enforceability of the indemnification provisions of the Investor Rights Agreement may be limited by applicable laws.

         4.2. INVESTMENT REPRESENTATIONS. Purchaser understands that the Shares have not been registered under the Securities Act. Purchaser also understands that the Shares are being offered and sold pursuant to an exemption from registration contained in the Securities Act based in part upon Purchaser's representations contained in this Agreement. Purchaser hereby represents and warrants as follows:

                  (a) PURCHASER BEARS ECONOMIC RISK. Purchaser has substantial experience in evaluating and investing in private placement transactions of securities in companies similar to the Company so that it is capable of evaluating the merits and risks of its investment in the Company and has the capacity to protect its own interests. Purchaser must bear the economic risk of this investment indefinitely unless the Shares are registered pursuant to the Securities Act, or an exemption from registration is available. Purchaser understands that there is no assurance that any exemption from registration under the Securities Act will be available and that, even if available, such exemption may not allow Purchaser to transfer all or any portion of the Shares under the circumstances, in the amounts or at the times Purchaser might propose.

                  (b) ACQUISITION FOR OWN ACCOUNT. Purchaser is acquiring the Shares for Purchaser's own account for investment only, and not with a view towards their distribution.

                  (c) PURCHASER CAN PROTECT ITS INTEREST. Purchaser represents that by reason of its, or of its management's, business or financial experience, Purchaser has the capacity to protect its own interests in connection with the transactions contemplated in this Agreement and the Financing Documents.

                  (d) ACCREDITED INVESTOR. Purchaser represents that it is an accredited investor within the meaning of Regulation D under the Securities Act.

                  (e) COMPANY INFORMATION. Purchaser has received and read the Financial Statements and has had an opportunity to discuss the Company's business, management and financial affairs with directors, officers and management of the Company and has had the opportunity to review the Company's operations and facilities. Purchaser also has had the opportunity to ask questions of and receive answers from, the Company and its management regarding the terms and conditions of this investment.

                  (f) RULE 144. Purchaser acknowledges and agrees that the Shares must be held indefinitely unless they are subsequently registered under the Securities Act or an exemption from such registration is available. Purchaser has been advised or is aware of the provisions of Rule 144 promulgated under the Securities Act, which permits limited resale of shares purchased in a private placement subject to the satisfaction of certain conditions, including, among other things: the availability of certain current public information about the Company, the resale occurring not less than one year after a party has purchased and paid for the security to be sold, the sale being through an unsolicited "broker's transaction" or in transactions directly with a market maker (as said term is defined under the Exchange Act) and the number of shares being sold during any three-month period not exceeding specified limitations.

                  (g) RESIDENCE. The office or offices of the Purchaser in which its investment decision was made is located at the address or addresses of the Purchaser as stated on the signature pages of this Agreement.

         4.3 RESTRICTIVE LEGENDS. Purchaser agrees to the imprinting, so long as required by law, of a legend on certificates representing all of the Shares or the Conversion Stock to the following effect:

         "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE SOLD OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT AND APPLICABLE STATE SECURITIES LAWS OR PURSUANT TO AN APPLICABLE EXEMPTION TO THE REGISTRATION REQUIREMENTS OF SUCH ACT OR SUCH LAWS.

         THE SHARES OF STOCK REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO A SHAREHOLDERS AGREEMENT DATED AS OF MAY 18, 1998 AS MAY BE AMENDED FROM TIME TO TIME, AND SAID SHARES MAY NOT BE SOLD, TRANSFERRED, ASSIGNED, HYPOTHECATED OR OTHERWISE DISPOSED OF EXCEPT IN ACCORDANCE WITH THE TERMS OF SUCH AGREEMENT. SUCH AGREEMENT MAY BE EXAMINED AT THE PRINCIPAL PLACE OF BUSINESS OF THE COMPANY AND A COPY THEREOF WILL BE FURNISHED WITHOUT CHARGE TO THE HOLDER OF THIS CERTIFICATE UPON RECEIPT BY THE COMPANY AT ITS PRINCIPAL PLACE OF BUSINESS OR REGISTERED OFFICE OF A WRITTEN REQUEST FROM THE SHAREHOLDER."

SECTION 5. REPRESENTATIONS AND WARRANTIES OF FOUNDERS

         Each Founder makes the following representations and warranties to the Company as to himself that:

         5.1. REQUISITE POWER AND AUTHORITY. Founder is an individual and has all necessary authority under all applicable provisions of law to execute and deliver this Agreement and the Financing Documents and to carry out their provisions. All action on Founder's part required for the lawful execution and delivery of this Agreement and the Financing Documents have been or will be effectively taken prior to each Closing Date. Upon their execution and delivery, this Agreement and the Financing Documents will be valid and binding obligations of Founder, enforceable in accordance with their terms, except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application affecting enforcement of creditors' rights; and (ii) general principles of equity that restrict the availability of equitable remedies.

         5.2. INVESTMENT REPRESENTATIONS. Founder understands that the Shares have not been registered under the Securities Act. Founder also understands that the Shares are being offered and sold pursuant to an exemption from registration contained in the Securities Act based in part upon Founder's representations contained in this Agreement. Founder hereby represents and warrants as follows:

                  (a) FOUNDER BEARS ECONOMIC RISK. Founder must bear the economic risk of this investment indefinitely unless the Shares are registered pursuant to the Securities Act, or an exemption from registration is available. Founder understands that there is no assurance that any exemption from registration under the Securities Act will be available and that, even if available, such exemption may not allow Founder to transfer all or any portion of the Shares under the circumstances, in the amounts or at the times Founder might propose.

                  (b) ACQUISITION FOR OWN ACCOUNT. Founder is acquiring the Shares for Founder's own account for investment only, and not with a view towards their distribution.

                  (c) RULE 144. Founder acknowledges and agrees that the Shares must be held indefinitely unless they are subsequently registered under the Securities Act or an exemption from such registration is available. Founder has been advised or is aware of the provisions of Rule 144 promulgated under the Securities Act, which permits limited resale of shares purchased in a private placement subject to the satisfaction of certain conditions, including, among other things: the availability of certain current public information about the Company, the resale occurring not less than one year after a party has purchased and paid for the security to be sold, the sale being through an unsolicited "broker's transaction" or in transactions directly with a market maker (as said term is defined under the Exchange Act) and the number of shares being sold during any three-month period not exceeding specified limitations.

                  (d) RESIDENCE. Founder's residence is located at the address or addresses of the Founder as stated on Exhibit B of this Agreement.

         5.3 RESTRICTIVE LEGENDS. Founder agrees to the imprinting, so long as required by law, of a legend on certificates representing all of the Shares or the Conversion Stock to the following effect:

         "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE SOLD OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT AND APPLICABLE STATE SECURITIES LAWS OR PURSUANT TO AN APPLICABLE EXEMPTION TO THE REGISTRATION REQUIREMENTS OF SUCH ACT OR SUCH LAWS.

         THE SHARES OF STOCK REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO A SHAREHOLDERS AGREEMENT DATED AS OF MAY 18, 1998 AS MAY BE AMENDED FROM TIME TO TIME, AND SAID SHARES MAY NOT BE SOLD, TRANSFERRED, ASSIGNED, HYPOTHECATED OR OTHERWISE DISPOSED OF EXCEPT IN ACCORDANCE WITH THE TERMS OF SUCH AGREEMENT. SUCH AGREEMENT MAY BE EXAMINED AT THE PRINCIPAL PLACE OF BUSINESS OF THE COMPANY AND A COPY THEREOF WILL BE FURNISHED WITHOUT CHARGE TO THE HOLDER OF THIS CERTIFICATE UPON RECEIPT BY THE COMPANY AT ITS PRINCIPAL PLACE OF BUSINESS OR REGISTERED OFFICE OF A WRITTEN REQUEST FROM THE SHAREHOLDER."

SECTION 6. CONDITIONS TO CLOSING.

         6.1 CONDITIONS TO PURCHASERS' AND FOUNDERS' OBLIGATIONS AT THE FIRST CLOSING. Purchasers' and Founders' obligations to purchase the Shares at the First Closing are subject to the satisfaction, at or prior to the First Closing, of the following conditions:

                  (a) REPRESENTATIONS AND WARRANTIES TRUE; PERFORMANCE OF OBLIGATIONS. The representations and warranties made by the Company in Section 3 hereof shall be true and correct in all material respects as of the First Closing Date with the same force and effect as if they had been made as of the First Closing Date, and the Company shall have performed all obligations and conditions herein required to be performed or observed by it on or prior to the First Closing.

                  (b) LEGAL INVESTMENT. On the First Closing Date, the sale and issuance of the Shares, and the proposed issuance of the Conversion Shares, shall be legally permitted by all laws and regulations to which Purchasers, Founders and the Company are subject.

                  (c) CONSENTS, PERMITS, AND WAIVERS. The Company shall have obtained any and all consents, permits and waivers necessary or appropriate for consummation of the transactions contemplated by the Agreement and the Financing Documents (except for such as may be properly obtained subsequent to the First Closing).

                  (d) FILING OF AMENDED CERTIFICATE. The Amended Certificate shall have been filed with the Secretary of State of the State of Delaware.

                  (e) CORPORATE DOCUMENTS. The Company shall have delivered to Purchasers or their counsel, copies of all corporate documents of the Company as Purchasers shall reasonably request.

                  (f) RESERVATION OF CONVERSION SHARES. The Conversion Shares issuable upon conversion of the Shares shall have been duly authorized and reserved for issuance upon such conversion.

                  (g) CERTIFICATES. The Company shall have delivered to
Purchasers:

                           (1) proof of filing of the Amended Certificate, and a
certificate, as of the most recent practical date, of the Secretary of State of Delaware as to the Company's good standing;

                           (2) a certificate of the Secretary of the Company
dated as of the Closing Date, certifying as to (i) the incumbency of officers of the Company executing the Financing Agreements and all other documents executed and delivered in connection therewith; (ii) a copy of the Amended Certificate, in effect as of the Closing; (iii) a copy of the Bylaws of the Company, in effect on the Closing Date; and (iv) a copy of the resolutions or consents of the Board of Directors and stockholders of the Company authorizing and approving the Company's execution, delivery and performance of the Financing Agreements; and

                           (3) a certificate, executed by the President of the
Company as of the Closing Date, certifying to the fulfillment of all of the conditions of the Purchasers' obligations under this Agreement, as set forth in this Section 6.

                  (h) INVESTOR RIGHTS AGREEMENT. The Investor Rights Agreement substantially in the form attached hereto as Exhibit E shall have been executed and delivered by the parties thereto.

                  (i) SHAREHOLDERS AGREEMENT. The Shareholders Agreement substantially in the form attached hereto as Exhibit F shall have been executed and delivered by the parties thereto.

                  (j) LEGAL OPINION. The Purchasers shall have received from legal counsel to the Company an opinion addressed to them, dated as of the First Closing Date, in substantially the form attached hereto as Exhibit H.

                  (k) PROCEEDINGS AND DOCUMENTS. All corporate and other proceedings in connection with the transactions contemplated at the First Closing hereby and all documents and instruments incident to such transactions shall be reasonably satisfactory in substance and form to the Purchasers and their special counsel, and the Purchasers and their special counsel shall have received all such counterpart originals or certified or other copies of such documents as they may reasonably request.

                  (l) OTHER EMPLOYEES. The Purchasers shall have approved the management and professional team proposed by the Founders, and all such persons shall have executed, at Purchasers' discretion, letters of intent to join the Company and/or employment agreements, acceptable to Purchasers. In addition, all employees hired as of the First Closing shall have executed Confidential Information and Noncompete Agreements with the Company, in substantially the form attached hereto at Exhibits J and K.

                  (m) NOTE PURCHASE AGREEMENT. The Purchasers shall have approved the Note Purchase Agreement, in form attached hereto as Exhibit C.

         6.2 CONDITIONS TO OBLIGATIONS OF THE COMPANY AT FIRST CLOSING. The Company's obligation to issue and sell the Shares at the First Closing is subject to the satisfaction, on or prior to the First Closing, of the following conditions:

                  (a) REPRESENTATIONS AND WARRANTIES TRUE. The representations and warranties made by Purchasers in Section 4 and by Founders in Section 5 hereof shall be true and correct in all material respects at the First Closing Date, with the same force and effect as if they had been made on and as of said date.

                  (b) PERFORMANCE OF OBLIGATIONS. Purchasers shall have performed and complied with all agreements and conditions herein required to be performed or complied with by Purchasers on or before the First Closing.

                  (c) FILING OF AMENDED CERTIFICATE. The Amended Certificate shall have been filed with the Secretary of State of the State of Delaware.

                  (d) INVESTOR RIGHTS AGREEMENT. The Investor Rights Agreement substantially in the form attached hereto as Exhibit E shall have been executed and delivered by the parties thereto.

                  (e) SHAREHOLDERS AGREEMENT. The Shareholders Agreement substantially in the form attached hereto as Exhibit F shall have been executed and delivered by the parties thereto.

                  (f) CONSENTS, PERMITS, AND WAIVERS. The Company shall have obtained any and all consents, permits and waivers necessary or appropriate for consummation of the transactions contemplated by the Agreement and the Financing Documents (except for such as may be properly obtained subsequent to the First Closing).

                  (g) MINIMUM INVESTMENT. The Purchasers shall purchase at least 2,250,000 Preferred Shares at the First Closing.

         6.3 CONDITIONS TO PURCHASERS' OBLIGATIONS AT THE FINAL CLOSING. Purchasers' and Additional Purchasers' obligations to purchase the Shares at the Final Closing are subject to the satisfaction, at or prior to the Final Closing, of the following conditions:

                  (a) BOARD APPROVAL. A majority of the Company's Board of Directors shall have approved the Final Closing.

                  (b) LEGAL INVESTMENT. On the Final Closing Date, the sale and issuance of the Shares, and the proposed issuance of the Conversion Shares, shall be legally permitted by all laws and regulations to which Purchasers, Additional Purchasers and the Company are subject.

                  (c) CONSENTS, PERMITS, AND WAIVERS. The Company shall have obtained any and all consents, permits and waivers necessary or appropriate for consummation of the transactions contemplated by the Agreement and the Financing Documents (except for such as may be properly obtained subsequent to the Final Closing).

                  (d) CORPORATE DOCUMENTS. The Company shall have delivered to Purchasers and Additional Purchasers or their counsel, copies of all corporate documents of the Company as Purchasers or Additional Purchasers shall reasonably request.

                  (e) CERTIFICATES. The Company shall have delivered to Additional Purchasers:

                           (1) a certified copy of the Amended Certificate, and
a certificate, as of the most recent practical date, of the Secretary of State of Delaware as to the Company's good standing;

                           (2) a certificate of the Secretary of the Company
dated as of the Final Closing Date, certifying as to (i) the incumbency of officers of the Company executing the Financing Agreements and all other documents executed and delivered in connection therewith; (ii) a copy of the Bylaws of the Company, in effect on the Final Closing Date; and (iii) a copy of the resolutions or consents of the Board of Directors and stockholders of the Company authorizing and approving the Company's execution, delivery and performance of the Financing Agreements; and

                           (3) a certificate, executed by the President of the
Company as of the Final Closing Date, certifying to the fulfillment of all of the conditions of the Purchasers' obligations under this Agreement, as set forth in this Section 6.

                  (f) LEGAL OPINION. The Purchasers and Additional Purchasers shall have received from legal counsel to the Company an opinion addressed to them, dated as of the Final Closing Date, in substantially the form attached hereto as Exhibit I.

                  (g) PROCEEDINGS AND DOCUMENTS. All corporate and other proceedings in connection with the transactions contemplated at the Final Closing hereby and all documents and instruments incident to such transactions shall be reasonably satisfactory in substance and form to the Purchasers, Additional Purchasers and their counsel, and the Purchasers, Additional Purchasers and their counsel shall have received all such counterpart originals or certified or other copies of such documents as they may reasonably request.

         6.4 CONDITIONS TO OBLIGATIONS OF THE COMPANY AT FINAL CLOSING. The Company's obligation to issue and sell the Shares at the Final Closing is subject to the satisfaction, on or prior to the Final Closing, of the following conditions:

                  (a) REPRESENTATIONS AND WARRANTIES TRUE. The representations and warranties made by Purchasers and Additional Purchasers in Section 4 hereof shall be true and correct in all material respects at the Final Closing Date, with the same force and effect as if they had been made on and as of said date.

                  (b) PERFORMANCE OF OBLIGATIONS. Purchasers and Additional Purchasers shall have performed and complied with all agreements and conditions herein required to be performed or complied with by Purchasers or Additional Purchasers on or before the Final Closing.

                  (c) INVESTOR RIGHTS AGREEMENT. The Investor Rights Agreement substantially in the form attached hereto as Exhibit E shall have been executed and delivered by the Additional Purchasers.

                  (d) SHAREHOLDERS AGREEMENT. The Shareholders Agreement substantially in the form attached hereto as Exhibit F shall have been executed and delivered by the Additional Purchasers.

                  (e) CONSENTS, PERMITS, AND WAIVERS. The Company shall have obtained any and all consents, permits and waivers necessary or appropriate for consummation of the transactions contemplated by the Agreement and the Financing Documents (except for such as may be properly obtained subsequent to the Final Closing).

                  (f) Minimum Investment. The Purchasers and Additional Purchasers shall purchase, in the aggregate, at least 2,250,000 Preferred Shares at the Final Closing.

SECTION 7. COVENANTS OF THE COMPANY FOR THE PERIOD FOLLOWING CLOSING.

         Until the date upon which all Shares held by Purchasers (including any capital stock of the Company issued upon conversion of the Series A Preferred Stock) are no longer outstanding, the Company covenants to each Purchaser (and, as applicable, to each Founder) and agrees as follows:

         7.1 USE OF PROCEEDS. The Company shall use all proceeds from the sale of the Shares to Purchasers pursuant to this Agreement for financing of expenditures related start-up of the Company, product development and general working capital.

         7.2 MAINTENANCE OF CORPORATE STATUS. The Company shall maintain, and shall cause each affiliate to maintain, its corporate or partnership existence in good standing or effective under the laws of its jurisdiction of organization and any other states or jurisdictions in which its failure to qualify as a foreign corporation or entity would have a material adverse effect on its operations or financial condition.

         7.3 COMPLIANCE WITH GOVERNING DOCUMENTS. The Company shall comply, and shall cause each affiliate to comply, in all material respects with its Amended Certificate, Bylaws or other governing documents.

         7.4 COMPLIANCE WITH LAWS, LICENSES AND PERMITS; NO INFRINGEMENT. The Company shall comply with all applicable federal, state, local, foreign and other laws, regulations and ordinances, and with all applicable federal, state, local and foreign governmental licenses and permits necessary for conducting its business, except to the extent that any noncompliance would not have a material adverse effect upon the Company. The Company shall not knowingly engage in any activities that infringe upon the intellectual property rights of any other person, corporation, partnership or other entity which could have a material adverse effect upon the Company.

         7.5 DISCHARGE OF OBLIGATIONS. The Company shall pay and discharge all taxes, assessments, and governmental charges lawfully levied or imposed upon it (in each case before they become delinquent and before penalties accrue), all lawful claims for labor, materials, supplies and rents, and all other debts and liabilities that if unpaid would by law be a lien or charge upon any of the asserts or properties of the Company or lead to suspension of the business of the Company (except to the extent contested in good faith by the Company and for which adequate reserves are established).

         7.6 MAINTENANCE OF PROPERTIES. The Company shall maintain all real and personal property used in the business of the Company in good operating condition, and shall make all repairs, renewals, replacements, additions and improvements to those properties as are necessary or appropriate in the ordinary course of business.

         7.7 MAINTENANCE OF PROPRIETARY INFORMATION. The Company shall maintain all proprietary information, and all applications and registrations therefor owned or held by the Company, in full force and effect, except as otherwise determined in the ordinary course of business. The Company shall not encumber or license others to use its proprietary information owned by it except in the ordinary course of the Company's business, and shall maintain the confidentiality and trade secret status of all proprietary information that is confidential except where disclosure is necessary to obtain copyright registrations or patents, or is necessary or desirable in the ordinary course of the Company's business. The Company shall enter into and maintain a Confidentiality Agreement, in the form attached at Exhibit J with each employee and, as appropriately modified, each consultant to the Company, and shall enter into and maintain a Noncompete Agreement, in the form attached at Exhibit K with each key management employee of the Company.

         7.8 SIGNIFICANT TRANSACTIONS. In addition to any vote or consent of shareholders or directors required by law or the Company's Amended Certificate, so long as any originally issued Series A Preferred Stock remains outstanding, the consent of the holders of two thirds of the shares of the Series A Preferred Stock and of the shares of Common Stock held by the Founders, each voting as a class, either in writing without a meeting or by vote at any meeting called for the purpose, shall be necessary for effecting, validating or permitting (i) any consolidation or merger involving the Company (other than a consolidation or merger in which the Company is the surviving entity and no change in the capital stock or ownership of the Company occurs), (ii) any transaction or series of transactions in which an excess of 50% of the Company's voting power is transferred, (iii) any dissolution, liquidation, or winding up of the Company, or (iv) any sale of more than 50% of the assets of the Company, or any agreement to become so obligated.

         7.9 COMPENSATION OF DIRECTORS. Each member of the Board of Directors shall be entitled to (a) customary liability insurance obtained at commercially reasonable rates, and (b) reimbursement by the Company for all out-of-pocket expenses, including, without limitation, travel expenses, incurred by such director in connection with the performance of such directors duties, subject to approval by the Board of Directors, such approval not to be unreasonably withheld.

         7.10 BOOKS AND RECORDS. The Company shall, and shall cause each affiliate to, keep proper books of records and account, in which full and correct entries shall be made of all financial transactions and the assets and business of the Company and each affiliate, in accordance with generally accepted accounting principles in effect from time to time. The Company shall provide Purchasers with access to all such books and records and allow Purchasers to make copies and abstracts thereof at reasonable times.


SECTION 8 MISCELLANEOUS.

         8.1 GOVERNING LAW. This Agreement shall be governed by the laws of the State of Colorado as such laws are applied to agreements between Colorado residents entered into and performed entirely in Colorado, except that the Delaware General Corporation Law will govern as to matters of corporate law.

         8.2 SURVIVAL. The representations, warranties, covenants and agreements made herein shall survive any investigation made by any Purchaser and the closing of the transactions contemplated hereby. All statements as to factual matters contained in any certificate or other instrument delivered by or on behalf of the Company pursuant hereto in connection with the transactions contemplated hereby shall be deemed to be representations and warranties by the Company hereunder solely as of the date of such certificate or instrument.

          8.3 SUCCESSORS AND ASSIGNS. Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto and shall inure to the benefit of and be enforceable by each person who shall be a holder of the Shares from time to time.

          8.4 ENTIRE AGREEMENT. This Agreement, the Exhibits and Schedules hereto, the Financing Documents and the other documents delivered pursuant hereto constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof and no party shall be liable or bound to any other in any manner by any representations, warranties, covenants and agreements except as specifically set forth herein and therein.

          8.5 SEVERABILITY. In case any provision of the Agreement shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

          8.6 AMENDMENT AND WAIVER. This Agreement may be amended or modified only upon the written consent of the Company, the holders of at least sixty-six percent (66%) of the Preferred Shares (treated as if converted and including any Conversion Shares into which the Preferred Shares have been converted that have not been sold), and the holders of at least sixty-six percent (66%) of the Common Shares.

          8.7 DELAYS OR OMISSIONS. It is agreed that no delay or omission to exercise any right, power or remedy accruing to any party, upon any breach, default or noncompliance by another party under this Agreement, the Financing Documents or the Amended Certificate, shall impair any such right, power or remedy, nor shall it be construed to be a waiver of any such breach, default or noncompliance, or any acquiescence therein, or of or in any similar breach, default or noncompliance thereafter occurring. It is further agreed that any waiver, permit, consent or approval of any kind or character on any Purchaser's part of any breach, default or noncompliance under this Agreement, the Financing Documents or under the Amended Certificate or any waiver on such party's part of any provisions or conditions of the Agreement, the Financing Documents, or the Amended Certificate must be in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement, the Financing Documents, the Amended Certificate, by law, or otherwise afforded to any party, shall be cumulative and not alternative.

         8.8 NOTICES. All notices required or permitted hereunder shall be in writing and shall be deemed effectively given: (i) upon personal delivery to the party to be notified; (ii) when sent by confirmed facsimile if sent during normal business hours of the recipient, if not, then on the next business day; (iii) three (3) business days after having been sent by registered or certified mail, return receipt requested, postage prepaid; or (iv) one (1) day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. All communications shall be sent to the Company and to Purchasers at the addresses set forth on the signature pages attached hereto or at such other address as the Company or Purchaser may designate by ten (10) days advance written notice to the other parties hereto.

          8.9 EXPENSES. The Company hereby agrees to reimburse each Purchaser for its out-of-pocket expenses incurred in connection with the transactions contemplated hereby, including all expenses incurred in connection with its due diligence examination of the Company, the preparation and negotiation of the Financing Documents, including the reasonable fees (not to exceed $25,000) and expenses of special counsel to the Purchasers, and in connection with the enforcement of rights and remedies of the Purchasers hereunder and under the Shareholders Agreement and all other documents evidencing the transactions contemplated herein.

          8.10 INDEMNIFICATION BY THE COMPANY. The Company agrees to indemnify and hold each Purchaser harmless against any loss, liability, damage or expense (including reasonable legal fees and costs) which such Purchasers may suffer, sustain or become subject to as a result of or in connection with the breach by the Company of any representation, warranty, covenant or agreement of the Company contained in this Agreement or the Financing Documents.

          8.11 INDEMNIFICATION BY THE PURCHASERS. Each Purchaser, severally and not jointly, agrees to indemnify and hold the Company harmless against any loss, liability, damage or expense (including reasonable legal fees and costs) which the Company may suffer, sustain or become subject to as a result of or in connection with the breach by such Purchaser of any representation, warranty, covenant or agreement of such Purchaser contained in this Agreement or the Financing Documents.

          8.12 TITLES AND SUBTITLES. The titles of the sections and subsections of the Agreement are for convenience of reference only and are not to be considered in construing this Agreement.

          8.13 COUNTERPARTS. This Agreement may be delivered via facsimile and may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

         8.14 BROKER'S FEES. Each party hereto represents and warrants that no agent, broker, investment banker, person or firm acting on behalf of or under the authority of such party hereto is or will be entitled to any broker's or finder's fee or any other commission directly or indirectly in connection with the transactions contemplated herein. Each party hereto further agrees to indemnify each other party for any claims, losses or expenses incurred by such other party as a result of the representation in this Section 8.14 being untrue.

         8.15 ARBITRATION. The parties hereby covenant and agree that any legal suit, dispute, claim, demand, controversy or cause of action of every kind and nature whatsoever, known or unknown, fixed or contingent, that any party may now have or at any time in the future claim to have based in whole or in part, or arising from or out of or that in any way is related to the negotiations, execution, interpretation or enforcement of this Agreement (collectively, the "Disputes") shall be completely and finally settled by submission of any such Disputes to arbitration under the rules of the American Arbitration Association ("AAA") then in effect. There shall be one arbitrator, and such arbitrator shall be chosen by mutual agreement of the parties in accordance with AAA rules. Unless the parties agree otherwise, the arbitration proceedings shall take place in Denver, Colorado. The arbitrator shall apply Colorado law to all issues in dispute, in accordance with Section 8.1 above. Notice of demand for arbitration shall be filed in writing with the other party to this Agreement and with the AAA. In no event shall the demand for arbitration be made after the date when institution of legal or equitable proceedings based on such Dispute would be barred by the applicable statute of limitations. The findings of the arbitrator shall be final and binding on the parties. Judgment on such award may be entered in any court of competent jurisdiction, or application may be made to that court for a judicial acceptance of the award and an order or enforcement, as the party seeking to enforce that award may elect. The prevailing party in any such action shall be entitled to receive from the losing party all reasonable costs and expenses, including the reasonable fees of attorneys, accountants, and other experts, incurred by the prevailing party in investigating and prosecuting (or defending) such action, together with any such fees which may be incurred in enforcing any award of judgment.

         8.16 EXCULPATION AMONG PURCHASERS. Each Purchaser acknowledges that it is not relying upon any person, firm, or corporation, other than the Company and its officers and directors, in making its investment or decision to invest in the Company. Each Purchaser agrees that no Purchaser nor the respective controlling persons, officers, directors, partners, agents, or employees of any Purchaser shall be liable for any action heretofore or hereafter taken or omitted to be taken by any of them in connection with the Shares and Conversion Shares.

         8.17 PRONOUNS. All pronouns contained herein, and any variations thereof, shall be deemed to refer to the masculine, feminine or neutral, singular or plural, as the identity of the parties hereto may require.

                            [SIGNATURE PAGES FOLLOW]

         IN WITNESS WHEREOF, the parties hereto have executed the PREFERRED AND COMMON STOCK PURCHASE AGREEMENT as of the date set forth in the first paragraph hereof.

COMPANY:



ARRAY BIOPHARMA INC., a Delaware corporation



By: /s/ KEVIN KOCH
   ----------------------------
   Kevin Koch, Ph.D., President

                                       PURCHASERS:

                                       FALCON TECHNOLOGY PARTNERS, L.P., a
                                       Delaware limited partnership

                                       By: /s/ JAMES L. RATHMANN
                                          --------------------------------------
                                           James L. Rathmann, General Partner



                                       BOULDER VENTURES II, L.P., a Delaware
                                       limited partnership

                                       By: /s/ KYLE LEFKOFF
                                          --------------------------------------
                                          Kyle Lefkoff, General Partner



                                       BOULDER VENTURES II (ANNEX), L.P., a
                                       Delaware limited partnership

                                       By: /s/ KYLE LEFKOFF
                                          --------------------------------------
                                          Kyle Lefkoff, General Partner





                                       THE CARUTHERS FAMILY, L.L.C.



                                       By: /s/ MARVIN H. CARUTHERS
                                          --------------------------------------
                                          Marvin H. Caruthers, Ph.D., Manager

                                       FOUNDERS:



                                       /s/ DAVID SNITMAN
                                       ------------------------------------
                                       DAVID SNITMAN, PH.D.


                                       /s/ KEVIN KOCH
                                       ------------------------------------
                                       KEVIN KOCH, PH.D.


                                       /s/ ANTHONY D. PISCOPIO
                                       ------------------------------------
                                       ANTHONY D. PISCOPIO, PH.D.


                                       /s/ K.C. NICOLAOU
                                       -----------------------------------
                                       K.C. NICOLAOU, PH.D.

                                   Exhibit A

         [Certificate of Amendment to the Certificate of Incorporation]

                                   Exhibit B

                            [Schedule of Purchasers]

                                   Exhibit C

                     [Promissory Note and Pledge Agreement]

                                   Exhibit D

                             [Disclosure Schedule]

                                   Exhibit E

                          [Investor Rights Agreement]

                                   Exhibit F

                            [Shareholders Agreement]

                                   Exhibit G

                             [Capitalization Table]

                                   Exhibit H

                            [First Closing Opinion]

                                   Exhibit I

                            [Final Closing Opinion]

                                   Exhibit J

                          [Confidentiality Agreement]

                                   Exhibit K

                             [Noncompete Agreement]